UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21670

Eaton Vance Enhanced Equity Income Fund II

(Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Alan R. Dynner

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2006

Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report December 31, 2006

EATON VANCE
ENHANCED
EQUITY
INCOME
FUND II

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row

Lewis R. Piantedosi

Eaton Vance Management

David R. Fraley

Ronald M. Egalka

Rampart Investment Management

The Fund

•                  Based on share price, Eaton Vance Enhanced Equity Income Fund II (the Fund), a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol EOS, had a total return of 26.58% for the year ended December 31, 2006. This return resulted from an increase in share price from $17.86 on December 31, 2005, to $20.66 on December 31, 2006, plus the reinvestment of $1.728 per share in distributions.

•                  Based on net asset value (NAV), the Fund had a total return of 10.34% for the year ended December 31, 2006. That return was the result of an increase in NAV per share from $19.31 on December 31, 2005, to $19.47 on December 31, 2006, plus the reinvestment of $1.728 per share in distributions.

•                  For comparison, the Russell 1000 Growth Index, an unmanaged index commonly used to measure the performance of U.S. growth stocks, had a total return of 9.07% over the same period. The Lipper Options Arbitrage/Options Strategies Funds Classification had a total return of 13.71% at NAV over the same period.(1)

Management Discussion

•                  The year ended December 31, 2006, marked another impressive run for equities, as broad U.S. markets locked in a fourth consecutive annual gain. Helping fuel the rally were easing inflation and housing concerns, as well as declining oil prices and a continued pause in interest rate increases by the Federal Reserve Board. Record levels of mergers and private equity activity supported higher stock prices, as did better-than- expected earnings and profit results.

•                  Telecommunication, energy and utilities were the top-performing sectors during the year, while health care and information technology were the worst-performing. The market-leading industries of 2006 included diversified telecommunications, real estate investment trusts, and investment banks. In contrast, the biotech, educational service, and internet and catalog retail industries realized weaker returns. On average, during the course of the year, small-cap stocks bested large-cap stocks and the value investment style continued to lead growth.

•                  For the year ended December 31, 2006, the Fund outperformed the Russell 1000 Growth Index and its Lipper peer group on a share price basis. On an NAV basis, the Fund outperformed the benchmark index while lagging the Lipper group.

•                  The Fund’s holdings in the information technology and consumer discretionary sectors contributed positively to overall performance. Specifically, stock selection in media, multiline retail, communications equipment, and computers and peripherals added to returns. Conversely, the Fund’s stock selection within the energy sector represented a slight drag on performance for the period. An underexposure to the outperforming oil and gas industry contributed negatively to returns.

•                  At December 31, 2006, the Fund had written call options on 62% of its equity holdings. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums. The implied volatility of equity options rose modestly during the year ended December 31, 2006. This was the result of a slight decline and a slight increase in the perceived investment risk of large-cap and mid-to-small cap stocks, respectively.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)         It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•                  This environment of volatility allowed Rampart Investment Management, the Fund’s options manager, to increase, in some cases, the degree to which the calls were written “out-of-the-money.” A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market or stock decline – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to- the-money options after a period of market or stock strength – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Ten Largest equity Holdings(1),(2)

By total investments

General Dynamics Corp.	2.03%
Teradyne, Inc.	1.59%
Dollar General Corp.	1.45%
Apple Computer, Inc.	1.41%
Research in Motion, Ltd.	1.41%
Time Warner, Inc.	1.40%
Nike, Inc. - Class B	1.36%
Atheros Communications, Inc.	1.33%
Oracle Corp.	1.31%
Liz Claiborne, Inc.	1.31%

(1)         Ten Largest Equity Holdings represented 14.6% of the Fund’s total investments.

Performance

Average Annual Total Return (by share price, New York Stock Exchange)

One Year	26.58%
Life of Fund (1/31/05)	13.59%

Average Annual Total Return (at net asset value)

One Year	10.34%
Life of Fund (1/31/05)	10.13%

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Sector Allocation(2)

By total investments

(2)         The sector allocation and largest equity holdings are presented without the offsetting effect of the Fund’s written option positions at December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.4%(1)
Security	Shares	Value
Aerospace & Defense — 6.9%
Alliant Techsystems, Inc.(2)	84,700	$6,622,693
Boeing Company	125,500	11,149,420
General Dynamics Corp.	260,600	19,375,610
L-3 Communications Holdings, Inc.	101,529	8,303,042
Rockwell Collins, Inc.	169,400	10,721,326
United Technologies Corp.	120,500	7,533,660
		$63,705,751
Auto Components — 1.0%
BorgWarner, Inc.	156,000	$9,207,120
		$9,207,120
Biotechnology — 1.1%
Amgen, Inc.(2)	153,900	$10,512,909
		$10,512,909
Capital Markets — 5.1%
Affiliated Managers Group, Inc.(2)	105,516	$11,092,897
Charles Schwab Corp. (The)	561,292	10,855,387
E*Trade Financial Corp.(2)	426,000	9,550,920
Mellon Financial Corp.	185,324	7,811,407
UBS AG	136,390	8,228,409
		$47,539,020
Chemicals — 0.7%
Ecolab, Inc.	135,200	$6,111,040
		$6,111,040
Commercial Services & Supplies — 1.6%
Cintas Corp.	202,000	$8,021,420
Equifax, Inc.	171,900	6,979,140
		$15,000,560
Communications Equipment — 4.9%
Cisco Systems, Inc.(2)	392,400	$10,724,292
Harris Corp.	105,400	4,833,644
QUALCOMM, Inc.	200,000	7,558,000
Research in Motion, Ltd.(2)	105,296	13,454,723
Tellabs, Inc.(2)	826,735	8,482,301
		$45,052,960

Security	Shares	Value
Computer Peripherals — 5.2%
Apple Computer, Inc.(2)	158,800	$13,472,592
EMC Corp.(2)	499,600	6,594,720
Hewlett-Packard Co.	176,000	7,249,440
NCR Corp.(2)	253,200	10,826,832
Seagate Technology	370,000	9,805,000
		$47,948,584
Construction & Engineering — 0.8%
Foster Wheeler, Ltd.(2)	132,300	$7,295,022
		$7,295,022
Consumer Finance — 1.2%
American Express Co.	185,586	$11,259,503
		$11,259,503
Diversified Telecommunication Services — 0.6%
Windstream Corp.	363,600	$5,170,392
		$5,170,392
Electrical Equipment — 0.8%
Emerson Electric Co.	160,000	$7,051,200
		$7,051,200
Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(2)	223,600	$7,792,460
		$7,792,460
Energy Equipment & Services — 2.6%
Dresser-Rand Group, Inc.(2)	266,870	$6,530,309
Halliburton Co.	253,000	7,855,650
Noble Corp.	32,500	2,474,875
Schlumberger, Ltd.	114,800	7,250,768
		$24,111,602
Food & Staples Retailing — 0.9%
Safeway, Inc.	245,500	$8,484,480
		$8,484,480
Food Products — 2.7%
Kellogg Co.	118,700	$5,942,122
Nestle SA ADR	109,700	9,728,042

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food Products (continued)
William Wrigley Jr. Co.	187,769	$9,711,413
		$25,381,577
Health Care Equipment & Supplies — 6.0%
Baxter International, Inc.	202,900	$9,412,531
Boston Scientific Corp.(2)	274,000	4,707,320
Cytyc Corp.(2)	209,424	5,926,699
DENTSPLY International, Inc.	280,100	8,360,985
Edwards Lifesciences Corp.(2)	250,500	11,783,520
St. Jude Medical, Inc.(2)	195,340	7,141,630
Thoratec Corp.(2)	465,200	8,178,216
		$55,510,901
Health Care Providers & Services — 5.3%
Caremark Rx, Inc.	182,400	$10,416,864
DaVita, Inc.(2)	163,400	9,294,192
Henry Schein, Inc.(2)	198,200	9,707,836
Lincare Holdings, Inc.(2)	260,200	10,366,368
Quest Diagnostics, Inc.	167,800	8,893,400
		$48,678,660
Hotels, Restaurants & Leisure — 3.4%
Harrah's Entertainment, Inc.	141,700	$11,721,424
Marriott International, Inc., Class A	167,900	8,012,188
Starwood Hotels & Resorts Worldwide, Inc.	80,900	5,056,250
Tim Hortons, Inc.	216,800	6,278,528
		$31,068,390
Household Products — 2.0%
Colgate-Palmolive Co.	134,300	$8,761,732
Procter & Gamble Co.	150,400	9,666,208
		$18,427,940
Insurance — 2.7%
AON Corp.	249,000	$8,799,660
St. Paul Travelers Companies, Inc.	207,600	11,146,044
Willis Group Holdings, Ltd.	130,000	5,162,300
		$25,108,004
Internet & Catalog Retail — 0.4%
Liberty Media Corp. - Interactive Group(2)	192,700	$4,156,539
		$4,156,539

Security	Shares	Value
Internet Software & Services — 1.0%
Google, Inc., Class A(2)	20,913	$9,630,018
		$9,630,018
IT Services — 2.8%
Fidelity National Information Services, Inc.	187,309	$7,509,218
MoneyGram International, Inc.	352,900	11,066,944
Paychex, Inc.	190,064	7,515,130
		$26,091,292
Life Sciences Tools & Services — 2.1%
Charles River Laboratories International, Inc.(2)	156,100	$6,751,325
Millipore Corp.(2)	108,000	7,192,800
Thermo Fisher Scientific, Inc.(2)	125,224	5,671,395
		$19,615,520
Machinery — 2.3%
Caterpillar, Inc.	106,700	$6,543,911
Parker Hannifin Corp.	107,300	8,249,224
Trinity Industries, Inc.	172,500	6,072,000
		$20,865,135
Media — 3.7%
Comcast Corp., Class A(2)	235,900	$9,985,647
McGraw-Hill Companies, Inc., (The)	168,400	11,454,568
Time Warner, Inc.	611,600	13,320,648
		$34,760,863
Metals & Mining — 1.0%
Companhia Vale do Rio Doce ADR	315,300	$9,377,022
		$9,377,022
Multiline Retail — 3.7%
Dollar General Corp.	858,009	$13,779,624
Federated Department Stores, Inc.	269,100	10,260,783
Saks, Inc.	549,900	9,799,218
		$33,839,625
Oil, Gas & Consumable Fuels — 0.9%
Chesapeake Energy Corp.	299,900	$8,712,095
		$8,712,095

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Personal Products — 1.0%
Alberto-Culver Co.	453,198	$9,721,097
		$9,721,097
Pharmaceuticals — 5.2%
Abbott Laboratories	213,400	$10,394,714
Eli Lilly & Co.	167,700	8,737,170
Johnson & Johnson	164,700	10,873,494
Novartis AG ADR	153,600	8,822,784
Wyeth	181,000	9,216,520
		$48,044,682
Semiconductors & Semiconductor Equipment — 11.3%
Atheros Communications, Inc.(2)	592,784	$12,638,155
Cypress Semiconductor Corp.(2)	577,938	9,749,814
Linear Technology Corp.	273,100	8,280,392
Marvell Technology Group, Ltd.(2)	508,416	9,756,503
MEMC Electronic Materials, Inc.(2)	225,754	8,836,012
Microchip Technology, Inc.	278,800	9,116,760
Micron Technology, Inc.(2)	612,500	8,550,500
NVIDIA Corp.(2)	289,333	10,708,214
Teradyne, Inc.(2)	1,014,800	15,181,408
Texas Instruments, Inc.	407,400	11,733,120
		$104,550,878
Software — 1.3%
Oracle Corp.(2)	729,455	$12,502,859
		$12,502,859
Textiles, Apparel & Luxury Goods — 2.7%
Liz Claiborne, Inc.	286,300	$12,442,598
NIKE, Inc., Class B	130,500	12,923,415
		$25,366,013
Tobacco — 2.1%
Altria Group, Inc.	106,494	$9,139,315
Loews Corp. - Carolina Group	156,100	10,102,792
		$19,242,107

Security	Shares	Value
Wireless Telecommunication Services — 0.6%
Rogers Communications, Inc., Class B	91,500	$5,453,400
		$5,453,400
Total Common Stocks (identified cost $881,195,260)		$912,347,220
Affiliated Investment — 4.3%
Security		Value
Investment in Cash Management Portfolio, 4.87%(3)		$39,984,305
Total Affiliated Investments (at amortized cost, $39,984,305)		$39,984,305
Total Investments — 102.7% (identified cost $921,179,565)		$952,331,525
Covered Call Options Written — (3.0)%

Type of Contract	Number of Contracts	Premium Received	Value
Abbott Laboratories, Expires 1/20/07, Strike 47.50	350	$51,448	$(54,250)
Abbott Laboratories, Expires 2/17/07, Strike 47.50	1,200	130,724	(252,000)
Affiliated Managers Group, Inc., Expires 3/17/07, Strike 105.00	600	232,193	(294,000)
Agilent Technologies, Inc., Expires 2/17/07, Strike 35.00	1,675	139,858	(242,875)
Alberto-Culver Co., Expires 3/17/07, Strike 20.00	1,021	149,715	(193,990)
Alliant Technologies, Inc., Expires 1/20/07, Strike 85.00	847	178,855	(16,940)
Altria Group, Inc., Expires 3/17/07, Strike 90.00	1,064	124,484	(133,000)
American Express Co., Expires 1/20/07, Strike 52.50	253	63,122	(217,580)
American Express Co., Expires 1/20/07, Strike 60.00	185	31,819	(25,900)
Amgen, Inc., Expires 1/20/07, Strike 80.00	1,535	194,156	(7,675)
AON Corp., Expires 1/20/07, Strike 35.00	1,250	233,743	(100,000)
Apple Computer, Inc., Expires 1/20/07, Strike 85.00	1,030	393,448	(401,700)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Atheros Communications, Inc., Expires 3/17/07, Strike 22.50	3,015	$503,519	$(557,775)
Baxter International, Inc., Expires 2/17/07, Strike 45.00	1,380	144,205	(345,000)
Boeing Company, Expires 2/17/07, Strike 90.00	660	196,667	(165,000)
Borgwarner, Inc., Expires 1/20/07, Strike 60.00	990	121,519	(76,725)
Boston Scientific Corp., Expires 2/17/07, Strike 15.00	1,005	172,855	(251,250)
Caremark Rx, Inc., Expires 3/17/07, Strike 60.00	1,185	159,389	(159,975)
Caterpillar, Inc., Expires 2/17/07, Strike 62.50	590	176,806	(100,300)
Charles Schwab Corp. (The), Expires 2/17/07, Strike 40.00	935	277,686	(369,325)
Charles Schwab Corp. (The), Expires 3/17/07, Strike 20.00	3,455	236,660	(259,125)
Chesapeake Energy Corp., Expires 1/20/07, Stikre 30.00	2,225	315,940	(77,875)
Cintas Corp., Expires 5/19/07, Strike 45.00	2,020	226,233	(60,600)
Cisco Systems, Inc., Expires 1/20/07, Strike 22.50	995	208,456	(497,500)
Colgate-Palmolive Co., Expires 2/17/07, Strike 65.00	700	141,396	(115,500)
Comcast Corp., Class A, Expires 1/20/07, Strike 40.00	1,645	309,152	(419,475)
Companhia Vale do Rio Doce, Expires 1/20/07, Strike 27.50	1,750	126,504	(413,000)
Cypress Semiconductor Corp., Expires 3/17/07, Strike 15.00	2,200	433,387	(550,000)
Cytyc Corp., Expires 5/19/07, Strike 30.00	2,094	299,621	(287,925)
Davita, Inc., Expires 1/20/07, Strike 60.00	1,070	126,684	(21,400)
DENTSPLY International, Inc., Expires 1/20/07, Strike 32.50	1,710	138,506	(8,550)
Dollar General Corp., Expires 2/17/07, Strike 15.00	2,415	342,632	(350,175)
Dresser-Rand Group, Inc., Expires 3/17/07, Strike 25.00	1,305	224,805	(163,125)
E*Trade Financial Corp., Expires 1/20/07, Strike 22.50	2,900	473,294	(174,000)
Ecolab, Inc., Expires 1/20/07, Strike 45.00	640	108,080	(54,400)
Edwards Lifesciences Corp., Expires 2/17/07, Strike 45.00	1,195	237,630	(370,450)

Type of Contract	Number of Contracts	Premium Received	Value
Eli Lilly & Co., Expires 1/20/07, Strike 55.00	815	$209,449	$(8,150)
EMC Corp., Expires 1/20/07, Strike 12.50	2,455	131,338	(196,400)
Emerson Electric Co., Expires 3/17/07, Strike 45.00	1,080	126,356	(124,200)
Equifax, Inc., Expires 1/20/07, Strike 35.00	825	319,265	(478,500)
Federated Department Stores, Inc., Expires 2/17/07, Strike 42.50	2,040	417,412	(71,400)
Fidelity National Information Services, Inc., Expires 4/21/07, Strike 40.00	915	193,974	(203,587)
Foster Wheeler, Ltd., Expires 1/20/07, Strike 40.00	455	121,481	(693,875)
Foster Wheeler, Ltd., Expires 2/17/07, Strike 50.00	455	93,045	(300,300)
General Dynamics Corp., Expires 1/20/07, Strike 70.00	2,606	1,112,728	(1,266,516)
Google, Inc., Class A Expires 3/17/07, Strike 470.00	170	417,677	(428,400)
Halliburton Co., Expires 1/20/07, Strike 32.50	1,910	261,662	(76,400)
Harrah's Entertainment, Inc., Expires 2/17/07, Stike 80.00	1,417	156,559	(467,610)
Harris Corp., Expires 2/17/07, Strike 45.00	655	96,282	(196,500)
Henry Schein, Inc., Expires 1/20/07, Strike 50.00	995	218,144	(59,700)
Hewlett-Packard Co., Expires 2/17/07, Strike 40.00	1,285	182,464	(282,700)
Johnson & Johnson, Expires 1/20/07, Strike 70.00	1,645	112,679	(8,225)
Kellogg Co., Expires 1/20/07, Strike 50.00	1,185	113,756	(106,650)
L-3 Communications Holdings, Inc., Expires 4/21/07, Strike 85.00	1,015	270,997	(284,200)
Liberty Media Corp. - Interactive Group, Expires 4/21/07, Strike 22.50	1,100	131,193	(88,000)
Lincare Holdings, Inc., Expires 2/17/07, Strike 40.00	2,602	304,424	(416,320)
Linear Technology Corp., Expires 2/17/07, Strike 32.50	1,350	225,443	(67,500)
Liz Claiborne, Inc., Expires 1/20/07, Strike 40.00	1,420	414,627	(518,300)
Loews Corp. - Carolina Group, Expires 03/17/07, Strike 60.00	980	222,453	(588,000)
Marriott International, Inc., Class A Expires 1/20/07, Strike 40.00	600	190,194	(498,000)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Type of Contract	Number of Contracts	Premium Received	Value
Marvell Technology Group, Ltd., Expires 2/17/07, Strike 20.00	2,745	$279,981	$(247,050)
McGraw-Hill Companies, Inc., (The) Expires 2/17/07, Strike 65.00	1,000	296,991	(410,000)
Mellon Financial Corp., Expires 3/17/07, Strike 42.50	1,200	158,719	(147,000)
MEMC Electronic Materials, Inc., Expires 4/21/07, Strike 45.00	1,605	312,596	(264,825)
Microchip Technology, Inc., Expires 1/20/07, Strike 30.00	1,385	444,931	(398,188)
Micron Technology, Inc., Expires 1/20/07, Strike 14.00	2,895	288,043	(95,535)
MoneyGram International, Inc., Expires 1/20/07, Strike 35.00	1,320	246,832	(19,800)
Moneygram International, Inc., Expires 4/21/07, Strike 30.00	595	146,960	(184,450)
NCR Corp., Expires 1/20/07, Strike 40.00	2,532	211,415	(759,600)
NIKE, Inc., Class B, Expires 1/20/07, Strike 95.00	1,305	265,024	(639,450)
Novartis AG, Expires 1/20/07, Strike 60.00	810	188,611	(8,100)
NVIDIA Corp., Expires 3/17/07, Strike 40.00	1,100	288,191	(247,500)
Oracle Corp., Expires 3/17/07, Strike 17.00	3,650	381,413	(346,750)
Parker Hannifin Corp., Expires 2/17/07, Strike 85.00	755	198,831	(26,425)
Paychex, Inc., Expires 3/17/07, Strike 40.00	830	139,685	(99,600)
Procter & Gamble Co. Expires 1/20/07, Strike 65.00	1,500	201,744	(52,500)
QUALCOMM, Inc., Expires 1/20/07, Strike 40.00	760	183,914	(15,200)
Quest Diagnostics, Inc., Expires 2/17/07, Strike 50.00	980	274,156	(366,520)
Research in Motion, Ltd., Expires 3/17/07, Strike 135.00	845	952,429	(574,600)
Rockwell Collins, Inc., Expires 1/20/07, Strike 60.00	955	131,805	(339,025)
Rogers Communications, Inc., Class B, Expires 1/20/07, Strike 60.00	570	130,811	(68,400)
Safeway, Inc., Expires 1/20/07, Strike 30.00	2,455	180,437	(1,202,950)
Saks, Inc., Expires 2/17/07, Strike 16.00	3,535	397,215	(795,375)
Schlumberger, Ltd., Expires 2/17/07, Strike 65.00	830	312,900	(178,450)

Type of Contract	Number of Contracts	Premium Received	Value
Seagate Technology, Expires 1/20/07, Strike 22.50	1,315	$173,575	$(547,040)
St. Jude Medical, Inc., Expires 4/21/07, Strike 40.00	1,195	218,236	(173,275)
St. Paul Travelers Companies, Inc., Expires 1/20/07, Strike 50.00	985	208,814	(403,850)
Starwood Hotels & Resorts Worldwide, Inc., Expires 02/17/07, Strike 65.00	535	134,816	(96,300)
Tellabs, Inc., Expires 3/17/07, Strike 10.00	2,740	265,772	(287,700)
Teradyne, Inc., Expires 1/20/07, Strike 12.50	3,815	584,440	(991,900)
Texas Instruments, Inc., Expires 1/20/07, Strike 30.00	1,450	253,235	(29,000)
Thermo Fisher Scientific, Inc., Expires 3/17/07, Strike 45.00	630	146,156	(141,750)
Thoratec Corp., Expires 1/20/07, Strike 15.00	1,775	306,284	(470,375)
Thoratec Corp., Expires 4/21/07, Strike 15.00	1,270	215,008	(431,800)
Tim Hortons, Inc., Expires 1/20/07, Strike 30.00	2,168	210,289	(54,200)
Time Warner, Inc., Expires 1/20/07, Strike 17.50	2,505	643,765	(1,107,210)
Trinity Industries, Inc., Expires 1/20/07, Strike 35.00	1,195	326,755	(105,160)
UBS AG, Expires 3/17/07, Strike 60.00	815	205,374	(244,500)
United Technologies Corp., Expires 2/17/07, Strike 65.00	695	171,660	(55,600)
William Wrigley Jr. Co., Expires 3/17/07, Strike 50.00	920	247,932	(285,200)
Willis Group Holdings, Ltd., Expires 1/20/07, Strike 40.00	1,300	49,178	(65,000)
Wyeth, Expires 1/20/07, Strike 52.50	1,285	166,402	(19,275)
Total Call Options Written (premiums received $24,810,118)			$(28,214,221)
Other Assets, Less Liabilities — 0.3%			$3,142,259
Net Assets — 100.0%			$927,259,563

ADR - American Depository Receipt

(1)  A portion of each common stock holding has been segregated as collateral for its corresponding options written.

(2)  Non-income producing security.

(3)  Affiliated investment that invests in high quality U.S. money market instruments, that is available to Eaton Vance portfolios and funds. The rate shown is annualized seven-day yield as of December 31, 2006.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Unaffiliated Investments, at value (identified cost, $881,195,260)	$912,347,220
Affiliated Investment, at value (amortized cost, $39,984,305)	39,984,305
Receivable for investments sold	2,788,108
Receivable from the transfer agent	555,327
Dividends and interest receivable	864,862
Total assets	$956,539,822
Liabilities
Written options outstanding, at value (premiums received $24,810,118)	$28,214,221
Payable to affiliate for investment advisory fees	754,759
Payable for investments purchased	126,493
Payable to affiliate for Trustees' fees	5,680
Accrued expenses	179,106
Total liabilities	$29,280,259
Net assets applicable to common shares	$927,259,563
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 47,628,794 shares issued and outstanding	$476,288
Additional paid-in capital	904,865,486
Distributions in excess of net realized gains (computed on the basis of identified cost)	(6,379,937)
Undistributed net investment income	549,900
Net unrealized appreciation (computed on the basis of identified cost)	27,747,826
Net assets applicable to common shares	$927,259,563
Net Asset Value Per Common Share
($927,259,563 ÷ 47,628,794 common shares issued and outstanding)	$19.47

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $13,096)	$17,244,328
Interest	1,516,521
Interest income allocated from affiliated investment	411,317
Expense allocated from affiliated investment	(53,532)
Total investment income	$19,118,634
Expenses
Investment adviser fee	$9,095,062
Custodian fee	291,921
Printing and postage	84,198
Transfer and dividend disbursing agent fees	60,920
Legal and accounting services	50,597
Miscellaneous	44,496
Total expenses	$9,627,194
Deduct — Reduction of investment adviser fee	$2,689
Total expense reductions	$2,689
Net expenses	$9,624,505
Net investment income	$9,494,129
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$15,493,359
Written options	41,063,065
Foreign currency and foreign currency exchange contract transactions	(120)
Net realized gain	$56,556,304
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$25,519,181
Written options	(2,011,805)
Foreign currency and foreign currency exchange contracts	(31)
Net change in unrealized appreciation (depreciation)	$23,507,345
Net realized and unrealized gain	$80,063,649
Net increase in net assets from operations	$89,557,778

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
From operations — Net investment income (loss)	$9,494,129	$(734,132)
Net realized gain from investment transactions, written options and foreign currency	56,556,304	75,261,827
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	23,507,345	4,240,481
Net increase in net assets from operations	$89,557,778	$78,768,176
Distributions to common shareholders — From net investment income	$(16,485,987)	$—
From net realized gain	(61,838,989)	(68,083,189)
Tax return of capital	(3,691,366)	—
Total distributions to common shareholders	$(82,016,342)	$(68,083,189)
Capital share transactions — Proceeds from sale of common shares	$—	$900,565,000 (2)
Reinvestment of distributions to common shareholders	4,264,926	4,744,955
Offering costs	—	(641,741)
Net increase in net assets from capital share transactions	$4,264,926	$904,668,214
Net increase in net assets	$11,806,362	$915,353,201
Net Assets Applicable to Common Shares
At beginning of year	$915,453,201	$100,000
At end of year	$927,259,563	$915,453,201
Undistributed net investment income included in net assets applicable to common shares
At end of year	$549,900	$—

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $42,435,000.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended December 31, 2006(1)		Period Ended December 31, 2005(1)(2)
Net asset value — Beginning of year	$19.310		$19.100	(3)
Income (loss) from operations
Net investment income (loss)	$0.200		$(0.015)
Net realized and unrealized gain	1.688		1.679
Total income from operations	$1.888		$1.664
Less distributions
From net investment income	$(0.347)		$—
From net realized gain	(1.303)		(1.440)
From tax return of capital	(0.078)		—
Total distributions	$(1.728)		$(1.440)
Common share offering costs charged to paid-in capital	$—		$(0.014)
Net asset value — End of period	$19.470		$19.310
Market value — End of period	$20.660		$17.860
Total Investment Return on Net Asset Value(4)	10.34%		9.08	%(5)
Total Investment Return on Market Value(4)	26.58%		0.89	%(5)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$927,260		$915,453
Ratios (as a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction	1.06	%(8)	1.07	%(6)(7)
Expenses after custodian fee reduction	1.06	%(8)	1.07	%(6)(7)
Net investment income (loss)	1.04	%(8)	(0.09	)%(6)(7)
Portfolio Turnover	129%		112%

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, January 31, 2005, to December 31, 2005.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in market value or net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(6)  The investment adviser voluntarily waived a portion of its advisory fee and organizational expenses (equal to 0.01% of average daily net assets for 2005).

(7)  Annualized.

(8)  The investment advisor voluntarily waived a portion of its advisory fee (less than 0.005% of average daily net assets for 2006).

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is registered under the Investment Company Act of 1940, as amended (1940 Act), as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated November 8, 2004. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global Select Market generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The valuation policy followed by Cash Management Portfolio (Cash Management) is as follows: Cash Management values investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio's security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make monthly distributions of net investment income and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the year ended December 31, 2006 and for the period from the start of business, January 31, 2005 to December 31, 2005 was as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005
Distributions declared from:
Ordinary Income	$74,234,706	$68,083,189
Long-Term Capital Gain	$4,090,270	$—
Return of Capital	$3,691,366	$—

During the year ended December 31, 2006, distributions in excess of net investment income was decreased by $11,233,124, undistributed net realized gain was decreased by $7,541,758 and paid-in capital was decreased by $3,691,366 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized appreciation	$21,917,789

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the year ended December 31, 2006, the advisory fee amounted to $9,095,062. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fee paid by Cash Management, an affiliated investment company managed by Boston Management and Research, a wholly-owned subsidiary of EVM. For the year ended December 31, 2006, the Fund's allocated portion of the advisory fee paid by CMP totaled $36,048. The advisory fee paid directly by the Fund amounted to $9,131,110. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund's options strategy to Rampart Investment Management Company (Rampart). EVM pays Rampart a portion of the advisory fee for sub-advisory services provided to the Fund. EVM serves as administrator to the Fund, but currently receives no compensation for providing administrative services to the Fund.

The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the year ended December 31, 2006, the Investment Adviser waived $2,689 of its advisory fee.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,184,989,420 and $1,184,732,451 respectively, for the year ended December 31, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$927,009,602
Gross unrealized appreciation	$46,252,805
Gross unrealized depreciation	(20,930,882)
Net unrealized appreciation	$25,321,923

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
Sales	—	47,155,000
Issued to shareholders electing to receive payments of distributions in Fund shares	223,777	250,017
Net increase	223,777	47,405,017

(1)  For the period from the start of business, January 31, 2005, to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2006 is included in the Portfolio of Investments.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Written call options activity for the year ended December 31, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of year	153,413	$27,803,143
Options written	557,668	101,889,086
Options terminated in closing purchase transactions	(361,062)	(67,443,289)
Options exercised	(149,187)	(28,707,547)
Options expired	(59,018)	(8,731,275)
Outstanding, end of year	141,814	$24,810,118

At December 31, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

9  Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on October 13, 2006. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman and William H. Park as Trustees of the Fund for a three-year term expiring in 2009.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Ronald A. Pearlman	42,552,919	555,363
William H. Park	42,582,498	525,784

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Enhanced Equity Income Fund II:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund II (the "Fund"), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from the start of business, January 31, 2005, to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from the start of business, January 31, 2005, to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 showed the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the status of capital gain distributions.

Qualified Dividend Income. The Fund designates approximately $15,982,503, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate Shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary dividends, 18.3% qualifies for the corporate dividends received deduction.

Capital Gains Distributions. The Fund designates $57,748,719 as short-term capital gains distributions and $4,090,270 as long-term capital gains distribution.

Eaton Vance Enhanced Equity Income Fund II

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you may request that the firm or nominee participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged a pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Enhanced Equity Income Fund II

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund II
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2006, our records indicate that there are 51 registered shareholders and 46,620 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Exchange symbol

The New York Exchange symbol is EOS.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Enhanced Equity Income Fund II (the "Fund"), and Eaton Vance Management (the "Adviser") and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser's in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (January 2005) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the period from inception (January 2005) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Income Fund II (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees' term of office is noted below. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee and Vice President since 2004	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2008. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2008. 3 years. Trustee since 2004 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2009. 3 years. Trustee since 2004	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2004	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Until 2007. 3 years. Trustee since 2004	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2004	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2007. 3 years. Trustee since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2004	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2004	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Lewis R. Piantedosi 8/10/65	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2004	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2004	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 2004.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 17, 2006. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent form N-CSR.

This Page Intentionally Left Blank

Investment Adviser and Administrator of Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund II
Rampart Investment Management Company, Inc.

One International Place

Boston, MA 02110

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 43027

Providence, RI 02940-3027

(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund II

The Eaton Vance Building

255 State Street

Boston, MA 02109

2426-2/07  CE-EEIF2SRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a) —(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$38,150	$39,670

Audit-Related Fees(1)	15,000	0

Tax Fees(2)	15,750	16,350

All Other Fees(3)	0	0

Total	$68,900	$56,020

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/05	12/31/06

Registrant	$30,750	$16,350

Eaton Vance(1)	$179,500	$69,600

(1)                                  The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Walter A. Row, Lewis R. Piantedosi and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Mr. Row and Mr. Piantedosi are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.   Mr. Row is a Vice President and the Director of Equity Research at EVM.  He is a member of EVM’s Equity Strategy Committee, manages other Eaton Vance registered investment companies and has been an equity analyst and member of EVM’s equity research team since 1996.  Mr. Piantedosi is a Vice President of EVM. He is a member of EVM’s Equity Strategy Committee and co-manager of other Eaton Vance registered investment companies. He first joined Eaton Vance’s equity group in 1999.

Ronald M. Egalka and David R. Fraley are responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.  Mr. Fraley is Managing Director/Manager of Marketing and Client Service at Rampart.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	7	$9,170.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Lewis R. Piantedosi
Registered Investment Companies	4	$7,187.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Ronald M. Egalka
Registered Investment Companies	6	$9,166.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	378	$1,719.9	0	$0
David R. Fraley
Registered Investment Companies	2	$1,787.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	380	$1,719.9	0	$0
*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$1,001-$50,000	0
Lewis R. Piantedosi	None
Ronald M. Egalka	$1,001-$50,000	0
David R. Fraley	$1,001-$50,000	0

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and the sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Rampart

The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2007